         EXHIBIT 32.1


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of PPOL, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the "Report"), the undersigned hereby certify, pursuant to
         Section 906 of the Sarbanes-Oxley Act of 2002, that:

         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods reflected therein.

         Date: February 14, 2005




         /s/Hideo Ohkubo
         -------------------------------------
         Hideo Ohkubo, Chief Executive Officer




         /s/ Toshiaki Shimojo
         -------------------------------------
         Toshiaki Shimojo, Chief Financial Officer




                                       27